EXHIBIT 99.1

Finisar Announces First Quarter of Fiscal 2019 Financial Results

SUNNYVALE, Calif., Sept. 06, 2018 (GLOBE NEWSWIRE) -- Finisar Corporation (NASDAQ: FNSR), a global technology leader for subsystems and components for fiber optic communications, today announced financial results for its first quarter of fiscal 2019, ended July 29, 2018.

COMMENTARY

“Revenues grew over the prior quarter and exceeded the mid-point of our guidance range, primarily driven by strength in demand for our wavelength selective switches. Gross margin also improved over the prior quarter and exceeded our guidance range due to favorable product mix,” said Michael Hurlston, Finisar’s Chief Executive Officer. “In addition, we were able to accelerate the process of bringing more focus to our product development efforts, which allowed the company to reduce relative expense levels faster than expected. In combination, this led to better earnings per share, exceeding the high end of our guidance range.”

FINANCIAL HIGHLIGHTS – First Quarter Ended July 29, 2018

Summary GAAP Results	First	Fourth
	Quarter	Quarter
	Ended	Ended
	July 29, 2018	April 29, 2018
	(in thousands, except per share amounts)

Revenues (a)	$317,336	$310,069
Gross margin	25.4%	20.2%
Operating expenses	$96,376	$89,330
Operating loss	$(15,691)	$(26,737)
Operating margin	(4.9)%	(8.6)%
Net loss	$(18,489)	$(18,344)
Loss per share-basic	$(0.16)	$(0.16)
Loss per share-diluted	$(0.16)	$(0.16)

Basic shares	115,867	114,742
Diluted shares	115,867	114,742

Summary Non-GAAP Results (b)	First	Fourth
	Quarter	Quarter
	Ended	Ended
	July 29, 2018	April 29, 2018
	(in thousands, except per share amounts)

Revenues (a)	$317,336	$310,069
Non-GAAP Gross margin	27.5%	24.7%
Non-GAAP Operating expenses	$68,311	$72,029
Non-GAAP Operating income	$18,841	$4,573
Non-GAAP Operating margin	5.9%	1.5%
Non-GAAP Net income	21,297	5,780
Non-GAAP Income per share-basic	$0.18	$0.05
Non-GAAP Income per share-diluted	$0.18	$0.05

Basic shares	115,867	114,742
Diluted shares	117,191	115,991

_____________

(a) During the first quarter of fiscal 2019, Finisar recognized revenue based on the ASU 2014-09, “Revenue from Contracts with Customers (Topic 606),” but revenue for the three months ended April 29, 2018 was recognized based on Topic 605. Therefore, the periods are not directly comparable. For additional information on the impact of the new revenue recognition accounting standard, see refer to Note 2 in the notes to condensed consolidated financial statements in Finisar’s Form 10-Q for the first quarter of fiscal 2019.

(b) In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results. A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

OUTLOOK

Finisar indicated that for the second quarter of fiscal 2019 it currently expects revenues in the range of $315 to $335 million, non-GAAP gross margin of approximately 28%, non-GAAP operating margin of approximately 7-8%, and non-GAAP earnings per fully diluted share in the range of approximately $0.19 to $0.25.

Finisar has not provided a reconciliation of its second quarter outlook for non-GAAP gross margin, non-GAAP operating margin and non-GAAP earnings per fully diluted share because estimates of all of the reconciling items cannot be provided without unreasonable efforts. It is difficult to reasonably provide a forward-looking estimate of certain reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to Finisar’s ability to estimate these items are out of its control and/or cannot be reasonably predicted, including with respect to restructuring charges, litigation settlements and resolutions and related costs, and the timing of tax related adjustments. Accordingly, a reconciliation of such non-GAAP forward-looking measures to the comparable forward-looking GAAP measures are not available within a reasonable range of predictability.

CONFERENCE CALL

Finisar will discuss its financial results for the first fiscal quarter of 2019 and current business outlook during its regular quarterly conference call scheduled for September 6, 2018, at 2:00 pm PT (5:00 pm ET). To listen to the call, you may connect through the Finisar investor relations page at http://investor.finisar.com/ or dial 1-(855) 473-9088 (domestic) or 1- (720) 405-0995 (international) and enter conference ID 9594409.

An audio replay will be available for two weeks following the call by dialing 1- (855) 859-2056 (domestic) or 1-404-537-3406 (international) and then following the prompts: enter conference ID 9594409 and provide your name, affiliation, and contact number. A replay of the webcast will be available shortly after the conclusion of the call on Finisar’s website until the next regularly scheduled earnings conference call.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statement concerning Finisar’s expected financial performance. These statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations, estimates, assumptions and projections about our business and industry, and the markets and customers we serve, and they are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those projected. Examples of such risks include those associated with: the uncertainty of customer demand for Finisar’s products; the rapidly evolving markets for Finisar’s products and uncertainty regarding the development of these markets; Finisar’s historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; and intensive competition. Further information regarding these and other risks relating to Finisar’s business is set forth in Finisar’s annual report on Form 10-K (filed June 16, 2017) and quarterly SEC filings.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics and automotive companies. Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage and 3D sensing subsystems. The company is headquartered in Sunnyvale, California, USA with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

FINISAR FINANCIAL STATEMENTS The following financial tables are presented in accordance with GAAP.

Finisar Corporation
Consolidated Balance Sheets
(in thousands)

	Jul 29, 2018	Apr 29, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$326,189	$312,257
Short-term held-to-maturity investments	832,681	884,838
Accounts receivable, net	248,138	233,529
Inventories	325,846	348,527
Other current assets	54,863	56,001
Total current assets	1,787,717	1,835,152
Property, equipment and improvements, net	587,203	520,849
Purchased intangible assets, net	6,742	7,878
Goodwill	106,735	106,735
Other assets	25,179	31,721
Deferred tax assets	85,873	80,850
Total assets	$2,599,449	$2,583,185

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$149,876	$132,161
Accrued compensation	35,349	32,525
Other accrued liabilities	50,944	32,824
Deferred revenue	-	9,535
Current portion of convertible notes	254,150	251,278
Total current liabilities	490,319	458,323
Long-term liabilities:
Convertible notes	494,316	488,877
Other non-current liabilities	11,366	12,368
Total liabilities	996,001	959,568
Stockholders' equity:
Common stock	117	115
Additional paid-in capital	2,869,657	2,850,195
Accumulated other comprehensive income (loss)	(44,356)	(14,659)
Accumulated deficit	(1,221,970)	(1,212,034)
Total stockholders' equity	1,603,448	1,623,617
Total liabilities and stockholders' equity	$2,599,449	$2,583,185

Note - Balance sheet amounts as of April 29, 2018 are derived from the audited consolidated financial statements as of that date.

Finisar Corporation
Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Three Months Ended
	Jul 29, 2018	Jul 30, 2017	Apr 29, 2018
Revenues	$317,336	$341,806	$310,069
Cost of revenues	236,155	225,896	246,501
Amortization of acquired developed technology	496	611	604
Impairment of long-lived assets	-	-	371
Gross profit	80,685	115,299	62,593
Gross margin	25.4%	33.7%	20.2%
Operating expenses:
Research and development	62,874	58,040	60,520
Sales and marketing	12,480	12,351	12,530
General and administrative	12,643	14,289	12,207
Startup costs	7,553	-	2,897
Amortization of purchased intangibles	640	707	666
Impairment of long-lived assets	186	-	510
Total operating expenses	96,376	85,387	89,330
Income (loss) from operations	(15,691)	29,912	(26,737)
Interest income	5,155	3,440	4,904
Interest expense	(9,386)	(9,013)	(9,322)
Other income (expenses), net	(1,789)	(2,694)	1,097
Income (loss) before income taxes	(21,711)	21,645	(30,058)
Provision (benefit) for income taxes	(3,222)	1,786	(11,714)
Net income (loss)	$(18,489)	$19,859	$(18,344)

Net income (loss) per share:

Basic	$(0.16)	$0.18	$(0.16)
Diluted	$(0.16)	$0.17	$(0.16)

Shares used in computing net income (loss) per share - basic	115,867	112,544	114,742
Shares used in computing net income (loss) per share - diluted	115,867	115,698	114,742

FINISAR NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Finisar provides the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission: non-GAAP gross profit, non-GAAP operating income, non-GAAP income and non-GAAP net income per share. These non-GAAP financial measures are supplemental information regarding Finisar’s operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be outside of our ongoing core operating results. Management believes that tracking non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share provides management and the investment community with valuable insight into our ongoing core current operations, our ability to generate cash and the underlying business trends that are affecting our performance. These non-GAAP measures are used by both management and our Board of Directors, along with the comparable GAAP information, in evaluating our current performance and planning our future business activities. In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements. We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.

In calculating non-GAAP gross profit in this release, we have excluded the following items from cost of revenues in applicable periods in this release:

  Amortization of acquired technology (non-cash charges related to technology obtained in acquisitions);
  Stock-based compensation expense (non-cash charges);
  Impairment of long-lived/intangible assets (non-cash charges);
  Reduction in force costs and other restructuring charges (non-core cash charges);
  Acquisition related retention payments (non-core cash charges); and
  Inventory write-off related to discontinued products (non-cash charges).

In calculating non-GAAP operating income in this release, we have excluded the same items to the extent they are classified as operating expenses, and have also excluded the following items in applicable periods in this release:

  Discontinued product services fee (non-core cash charges);
  Duplicate facilities cost during facility move (non-core cash charges);
  Acquisition related costs (non-core cash charges);
  Litigation settlements and resolutions and related costs (non-core cash charges);
  Amortization of purchased intangibles (non-cash charges); and
  Start-up cash costs related to our Sherman VCSEL fab until we begin commercial production.

In calculating non-GAAP income and non-GAAP income per share in this release, we have also excluded the following items in applicable periods in this release:

  Imputed interest expenses on convertible debt (non-cash charges);
  Imputed interest related to restructuring (non-cash charges);
  Other miscellaneous income (non-core benefits);
  Gains and losses on sales of assets (non-cash losses and cash gains related to the periodic disposal of assets no longer required for current activities);
  Loss related to impairment of minority investment (non-core charges);
  Dollar denominated foreign exchange transaction losses (gains) (non-cash charges or benefits); and
  Amortization of debt issuance costs (non-cash charges).

In addition, in this release we have adjusted non-GAAP income and non-GAAP income per share for the difference between GAAP income taxes and non-GAAP income.

A reconciliation of this non-GAAP financial information to the corresponding GAAP information is set forth below:

Finisar Corporation
Reconciliation of Results of Operations under GAAP and non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended		Three Months Ended
	Jul 29, 2018	Jul 30, 2017	Apr 29, 2018
GAAP to non-GAAP reconciliation of gross profit:
Gross profit - GAAP	$80,685	$115,299	$62,593
Gross margin - GAAP	25.4%	33.7%	20.2%
Adjustments:
Cost of revenues
Amortization of acquired technology	496	611	604
Stock compensation	3,806	2,570	3,453
Impairment of long-lived/intangible assets	-	-	371
Reduction in force costs	482	634	556
Acquisition related retention payment	12	41	30
Write off of discontinued product inventory	1,671	-	8,995
Total cost of revenues adjustments	6,467	3,856	14,009
Gross profit - non-GAAP	87,152	119,155	76,602
Gross margin - non-GAAP	27.5%	34.9%	24.7%
	-
GAAP to non-GAAP reconciliation of operating income (loss):
Operating income (loss) - GAAP	(15,691)	29,912	(26,737)
Operating margin - GAAP	-4.9%	8.8%	-8.6%
Adjustments:
Total cost of revenues adjustments	6,467	3,856	14,009
Total operating expense adjustments
Operating expenses - GAAP	96,376	85,387	89,330
Research and development
Reduction in force costs and other restructuring	7,024	93	1,505
Acquisition related retention payment	29	32	32
Stock compensation	6,175	6,082	6,034
Discontinued product service fees	313	-	185
Sales and marketing
Reduction in force costs	402	(12)	335
Acquisition related retention payment	-	(2)	-
Stock compensation	2,146	2,044	1,956
General and administrative
Reduction in force costs	493	37	145
Duplicate facility costs during facility move	26	183	129
Stock compensation	3,017	3,069	2,233
Acquisition related costs	(2)	4	127
Litigation settlements and resolutions and related costs	63	-	551
Amortization of purchased intangibles	640	707	666
Startup costs	7,553	-	2,897
Impairment of long-lived assets/intangible assets	186	-	506
Total operating expense adjustments	28,065	12,237	17,301
Operating expenses - non-GAAP	68,311	73,150	72,029
Operating income - non-GAAP	18,841	46,005	4,573
Operating margin - non-GAAP	5.9%	13.5%	1.5%

GAAP to non-GAAP reconciliation of income (loss) before income taxes:
Income (loss) before income taxes - GAAP	(21,711)	21,645	(30,058)
Adjustments:
Total cost of revenues adjustments	6,467	3,856	14,009
Total operating expense adjustments	28,065	12,237	17,301
Non-cash imputed interest expenses on convertible debt	7,927	7,555	7,863
Imputed interest related to restructuring	20	30	23
Other (income) expense, net
Gain on sale of assets	(57)	(113)	(157)
Loss related to impairment of minority investments	-	2,347	-
Other miscellaneous income	(20)	(4)	-
Foreign exchange transaction (gain) or loss	1,921	463	(936)
Amortization of debt issuance cost	385	385	385
Total interest and other adjustments	10,176	10,663	7,178
Income before income taxes - non-GAAP	22,997	48,401	8,430

GAAP to non-GAAP reconciliation of net income (loss):
Net income (loss) - GAAP	(18,489)	19,859	(18,344)
Total cost of revenues adjustments	6,467	3,856	14,009
Total operating expense adjustments	28,065	12,237	17,301
Total interest and other adjustments	10,176	10,663	7,178
Income tax provision adjustments	(4,922)	(865)	(14,364)
Total adjustments	39,786	25,891	24,124
Net income - non-GAAP	$21,297	$45,750	$5,780

Non-GAAP net income for diluted earnings per share calculation
Non-GAAP net income	$21,297	$45,750	$5,780
Add: interest expense for dilutive convertible notes	-	-	-
Adjusted non-GAAP income	$21,297	$45,750	$5,780

Basic non-GAAP income per share
GAAP earnings per share	$(0.16)	$0.18	$(0.16)
Impact of all non-GAAP adjustments	$0.34	$0.23	$0.21
Non-GAAP earnings per share	$0.18	$0.41	$0.05

Diluted non-GAAP income per share
GAAP earnings per share	$(0.16)	$0.17	$(0.16)
Impact of all non-GAAP adjustments	$0.34	$0.23	$0.21
Non-GAAP earnings per share	$0.18	$0.40	$0.05

Shares used in computing non-GAAP income per share
Basic	115,867	112,544	114,742
Diluted	117,191	115,698	115,991

Finisar-F

Investor Contact: Kurt Adzema Chief Financial Officer 408-542-5050 or Investor.relations@finisar.com	Press contact: Victoria McDonald Director, Corporate Communications408-542-4261